                                      Exhibit 16



                     The Hartford Financial Services Group, Inc.
                                     (Delaware)
                                          |
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                              Nutmeg Insurance Company   The Hartford Investment
                                    (Connecticut)           Management Company
                                          |                     (Delaware)
                           Hartford Fire Insurance Company
                                    (Connecticut)
                                          |
                       Hartford Accident and Indemnity Company
                                    (Connecticut)
                                          |
                                 Hartford Life, Inc.
                                      (Delaware)
                                          |
                     Hartford Life and Accident Insurance Company
                                    (Connecticut)
                                          |
                                          |
                                          |

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Alpine Life             Hartford Financial       Hartford Life            American Maturity        ITT Hartford Canada
Insurance Company       Services Life            Insurance Company        Life Insurance           Holdings, Inc.
(New Jersey)            Insurance Co.            (Connecticut)            Company                  (Canada)
                        (Connecticut)                 |                   (Connecticut)                |
                                                      |                                                |
                                                      |                                                |
                                                      |                                            ITT Hartford Life
                                                      |                                            Insurance Company
                                                      |                                            of Canada
                                                      |                                            (Canada)
                                                      |
                                                      |
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ITT Hartford Life and Annuity     ITT Hartford International                                       Hartford Financial Services
Insurance Company                 Life Reassurance Corporation                                     Corporation
(Connecticut)                     (Connecticut)                                                    (Delaware)
    |                                                                                                   |
    |                                                                                                   |
    |                                                                                                   |
ITT Hartford Life, Ltd.                                                                                 |
(Bermuda)                                                                                               |
                                                                                                        |
                                                                                                        |
                                                                                                        |
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MS Fund            HL Funding          HL Investment       Hartford            Hartford Securities      ITT Comp. Emp.
America, Inc.      Company, Inc.       Advisors, Inc.      Equity Sales        Distribution             Benefits Service
(Delaware)         (Connecticut)       (Connecticut)       Company, Inc.       Company, Inc.            Company
                                                           (Connecticut)       (Connecticut)            (Connecticut)